Exhibit 99.1

BioPharmX Corporation Appoints Craig A. Barbarosh to its Board of Directors

Veteran of corporate and civic boards adds more than 20 years of corporate experience to BioPharmX Board

MENLO PARK, Calif., Jan. 27, 2016 /PRNewswire/ -- BioPharmX Corporation (NYSE MKT: BPMX), a specialty pharmaceutical company focusing on dermatology and women's health, today announced that Craig A. Barbarosh has joined the company's board of directors. He will serve as an independent board member on the audit and compensation committees and will chair the nominating and corporate governance committee.

Barbarosh is a member of the board of directors of Sabra Health Care REIT, Inc., which operates 170 healthcare facilities across the United States and Canada, where he serves as chairman of the audit committee and is a member of its compensation committee. Barbarosh is also an independent director and vice chairman of the board at Quality Systems, Inc., a leading healthcare information technology company, where he serves as the chairman of the nominating and governance committee and a member of the compensation and transaction committees of the board, as well as a director of the company's wholly-owned India subsidiary.

Barbarosh is also a partner at a major international law firm, and is a recognized expert in corporate governance and organization. Barbarosh has participated in more than 150 financial and operational restructurings throughout the United States and has counseled clients on varied complex business transactions.

Chambers USA, which has been ranking the best lawyers since 1990, called Barbarosh an "incredibly measured and practical negotiator" who has an "impressive ability to manage large, complex matters."

"Craig's deep experience in matters of corporate governance and organization will serve BioPharmX well as we continue to grow our pipeline and expand our organization," said Jim Pekarsky, chief executive officer and co-founder of BioPharmX Corporation. "His legal insight will be particularly useful when we begin to actively pursue licensing opportunities as the products in our pipeline pass regulatory milestones."

"I am particularly excited to join the board of BioPharmX because it is on the cutting-edge of developing groundbreaking products to address unmet medical needs in dermatology and women's health," Barbarosh said. "I am very impressed with the company's product pipeline and management team and I am looking forward to helping BioPharmX advance its strategic growth and expand its business."

Barbarosh received his law degree from University of the Pacific McGeorge School of Law, where he graduated with honors, and a bachelor's degree in Business Economics from University of California, Santa Barbara.

About BioPharmX® Corporation

BioPharmX Corporation (NYSE MKT: BPMX) is a Silicon Valley-based specialty pharmaceutical company, which seeks to provide products through proprietary platform technologies for prescription, over-the-counter (OTC), and supplement applications in the health and wellness markets, including dermatology and women's health. To learn more about BioPharmX, visit www.BioPharmX.com.

Forward-Looking Statements

Statements in this news release relating to the business of BioPharmX, which are not historical facts, are "forward-looking statements." These forward-looking statements may be identified by words such as "expect," "anticipate," "believe," or similar expressions that are intended to identify such forward-looking statements. All forward-looking statements are expressly qualified in their entirety by this cautionary statement and the risks and other factors detailed in the company's filings with the Securities and Exchange Commission (SEC). These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, including the risk that the company's efforts to grow its pipeline, develop its products and expand its business are unsuccessful. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this news release are made only as of the date hereof and the company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

BioPharmX and Violet are registered trademarks of BioPharmX, Inc. All other brand and product names are trademarks or registered trademarks of their respective holders.

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CONTACT: Nina Brauer, Senior Manager, Marketing & Communications, nbrauer@biopharmx.com, (650) 889-5030, Investor Relations Contact: Lynn Pieper or Leigh Salvo, investors@biopharmx.com (415) 513-1281